UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 3, 2016

ARALEZ PHARMACEUTICALS INC.

(Exact name of registrant as specified in its charter)

British Columbia, Canada	001-37691	98-1283375
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7100 West Credit Avenue, Suite 101, Mississauga, Ontario, Canada	L5N 0E4
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (905) 876-1118

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

Asset Purchase Agreement

On October 3, 2016, Aralez Pharmaceuticals Inc., a company formed under the laws of the Province of British Columbia, Canada (the “Company”), and Aralez Pharmaceuticals Trading DAC, an Irish designated activity company and a wholly-owned, indirect subsidiary of the Company (“Buyer”), entered into an Asset Purchase Agreement (the “Asset Purchase Agreement”) with AstraZeneca AB, a Swedish corporation (“Seller”).  Upon consummation of the transactions contemplated by the Asset Purchase Agreement, subject to the terms and conditions therein, Buyer will acquire from Seller the pharmaceutical product containing metoprolol succinate as the active pharmaceutical ingredient and distributed under the brand name TOPROL-XL® (the “Product”) and the currently marketed authorized generic (the “Authorized Generic”) in the United States and its territories and possessions (the “Territory”). The purchase price payable under the Asset Purchase Agreement consists of (i) a payment of $175 million by Buyer to Seller, which will be made on the closing date; (ii) certain milestone payments payable by Buyer subsequent to the closing upon the occurrence of certain milestone events based on the annual aggregate net sales of the Product and the Authorized Generic and other contingent events, which in no event will exceed $48 million in the aggregate; (iii) royalty payments of (A) 15% of total quarterly net sales of the Product and any other authorized or owned generic version of the Product that is marketed, distributed or sold by or on behalf of, or under a license or sublicense from, Buyer or any of its affiliates (other than the Authorized Generic), and (B) 15% of quarterly net sales of the Authorized Generic, but for purposes of royalty payments and clause (B) only, net sales do not include the supply price paid for the Authorized Generic by Buyer to Seller under the supply agreement to be entered into in connection with the closing of the transaction in respect of the applicable period and (iv) a payment for the value of the finished inventory of the Product and Authorized Generic at closing, not to exceed a cap specified in the Asset Purchase Agreement.  The Company agreed to guarantee the payment obligations of Buyer under the Asset Purchase Agreement.

Pursuant to the Asset Purchase Agreement, Buyer will assume, among other things, liabilities arising out of or related to the Product or the Authorized Generic that are manufactured or sold by or on behalf of the Buyer or its affiliates or certain other related parties on or after the closing, and Seller retained liabilities relating to certain pre-closing activities.

The Asset Purchase Agreement contains certain representations and warranties made by Seller with respect to Seller and the purchased assets. The Asset Purchase Agreement includes an indemnity from Seller for breaches of representations, warranties and covenants and in respect of the excluded liabilities.  Seller’s indemnity obligations are subject to specified limitations described in the Asset Purchase Agreement.

The Asset Purchase Agreement contains pre-closing covenants, including covenants of the Seller to conduct its business as it relates to the Product and Authorized Generic in the ordinary course during the interim period between the execution of the Asset Purchase Agreement and consummation of the transactions contemplated thereby and not to engage in certain types of transactions during such interim period without the prior written consent of Buyer.  Each of Buyer and Seller agreed to use such party’s respective reasonable best efforts to take all action and to do all things necessary, proper or advisable to consummate and make effective the transactions contemplated by the Asset Purchase Agreement and to ensure that the conditions to closing are satisfied.  Each of Buyer and Seller agreed to file as soon as practicable any notifications required under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 (the “HSR Act”) and any comparable filing required by any foreign competition laws and to use commercially reasonable efforts to cause the waiting periods under the HSR Act to terminate or expire.  All fees and expenses with respect to such competition filings will be borne by Buyer.  Buyer also agreed to use reasonable best efforts to satisfy on a timely basis all conditions to funding in the Credit Agreement (as defined below) applicable to Buyer to obtain Buyer’s debt financing as promptly as practicable.

Consummation of the transactions contemplated by the Asset Purchase Agreement is subject to certain conditions, including (i) there being no law prohibiting or making illegal the consummation of all or any part of such transactions and no order restraining, enjoining or otherwise preventing such consummation; (ii) all applicable waiting periods under the HSR Act having expired or having been terminated; (iii) the truth and correctness of the other party’s representations and warranties in the Asset Purchase Agreement subject to agreed-on materiality standards; and (iv) the performance by each party of all of its obligations and compliance with all of its covenants under the Asset Purchase Agreement in all material respects.

The Asset Purchase Agreement contains termination rights, including the right of either Buyer or Seller to terminate the Asset Purchase Agreement: (i) if the transactions contemplated thereby have not been consummated on or prior to December 31, 2016; (ii) if the other party breaches any of its representations, warranties or covenants under the Asset Purchase Agreement such that any of the conditions to closing would not be satisfied; or (iii) if any court of competent jurisdiction or other governmental authority having jurisdiction over the parties has issued an order or judgment or taken any other action, which order or action has become final and non-appealable, permanently restraining, enjoining or otherwise prohibiting the transactions contemplated by the Asset Purchase Agreement.  Seller also has the right to terminate the Asset Purchase Agreement if (i) the conditions to closing have been satisfied, (ii) Seller has irrevocably confirmed by written notice to Buyer that all such conditions have been satisfied and that Seller is prepared to consummate the transactions contemplated by the Asset Purchase Agreement and (iii) such transactions are not consummated within two business days of such written notice.  If Seller validly terminates the Asset Purchase Agreement because of a breach of Buyer’s representations, warranties or covenants or because the requirements set forth in the previous sentence are satisfied, Buyer is required to pay to Seller a reverse termination fee and, if paid, the payment of such reverse termination fee is the sole and exclusive remedy of Seller.

Pursuant to the terms of the Asset Purchase Agreement and certain ancillary agreements that the parties intend to enter into upon the closing of the transaction (the “Ancillary Agreements”), Seller will agree, following the closing, to supply Product and the Authorized Generic to Buyer for a period of at least 10 years following the closing.  Seller will also provide certain transition services to Buyer following the closing to facilitate the transition of the supply, sale and distribution of the Product and Authorized Generic, including selling and distributing the Product on behalf of Buyer in exchange for agreed upon compensation. In addition, in connection with the foregoing transactions, Seller will grant to Buyer, among other things, (i) an exclusive and royalty-free license to certain copyrights solely to exploit the Product in the Territory and (ii) an exclusive and royalty-free license to certain trademarks solely to exploit the Product in the Territory.

The representations, warranties and covenants of Buyer and Seller contained in the Asset Purchase Agreement have been made solely for the benefit of the parties thereto.  In addition, such representations, warranties and covenants (a) have been made only for purposes of the Asset Purchase Agreement, (b) are subject to materiality qualifications contained in the Asset Purchase Agreement which may differ from what may be viewed as material by investors, (c) were made only as of the date of the Asset Purchase Agreement or such other date as is specified in the Asset Purchase Agreement, (d) may be subject to important limitations and qualifications agreed to by the contracting parties and (e) have been included in the Asset Purchase Agreement for the purpose of allocating risk between the contracting parties rather than establishing matters as fact.  Accordingly, the Asset Purchase Agreement is included with this filing only to provide investors with information regarding the terms of the Asset Purchase Agreement and not to provide investors with any other factual information regarding Buyer, Seller or their respective businesses.  Investors should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of Buyer, Seller or any of their respective subsidiaries or affiliates.  Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Asset Purchase Agreement, which subsequent information may or may not be fully reflected in Buyer’s or Seller’s public disclosures.

The foregoing description of the Asset Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to a copy of the Asset Purchase Agreement, which is filed as Exhibit 2.1 to this Current Report on Form 8-K, and is incorporated by reference herein. The Company is seeking confidential treatment for certain portions of the Asset Purchase Agreement pursuant to a Confidential Treatment Request submitted to the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

Credit Agreement Consent

In connection with the Asset Purchase Agreement, on October 3, 2016, the Company, POZEN Inc., a Delaware corporation (“Pozen”), Tribute Pharmaceuticals Canada Inc., a corporation incorporated under the laws of the Province of Ontario, Canada (“Tribute” and, collectively with the Company and Pozen, the “Credit Parties”), and the requisite lenders party to the Second Amended and Restated Facility Agreement, dated as of December 7, 2015 (the “Credit Agreement”), by and among such lenders and the Credit Parties, entered into a Limited Consent (the “Credit Agreement Consent”) pursuant to which such lenders consented to Buyer entering into the Asset Purchase Agreement and to the consummation of the transactions contemplated thereby. Pursuant to the terms of the Credit Agreement Consent, the Credit Parties may borrow under the credit facility to finance the $175 million payment to be made by Buyer to Seller on the closing date. Notwithstanding the terms of any prior consent by the lenders, in the event the Company elects to borrow loans under the credit facility to finance the $175 million payment (such loans, the “AstraZeneca Loans”), the Company may also elect to concurrently borrow loans under the credit facility in an aggregate principal amount of $25 million to finance the closing date purchase price of the assets acquired by Buyer pursuant to the certain Asset Purchase Agreement, dated as of September 6, 2016, by and among Schering-Plough (Ireland) Company, Buyer and the Company (such loans, the “Prior Acquisition Loans”).  However, if the Company borrows the AstraZeneca Loans on the closing date, but does not elect to concurrently borrow the Prior Acquisition Loans, the Company shall not be permitted to borrow, and the lenders shall have no further obligation to fund, the Prior Acquisition Loans or any other Acquisition Loans (as defined in the Credit Agreement).  The borrowing of the AstraZeneca Loans and the Prior Acquisition Loans are subject to satisfaction of certain conditions set forth in the Credit Agreement Consent.

In addition, pursuant to the Credit Agreement Consent, the lenders agreed that they and/or affiliated funds will have available sufficient capital to make additional loans to the Credit Parties in an aggregate amount of up to $250 million for the payment of the purchase price of any acquisitions permitted by the terms of the Credit Agreement (as modified by the Credit Agreement Consent) with respect to target businesses mutually approved by, and as otherwise mutually agreed upon, by the Company and the lenders, subject to the satisfaction of certain conditions set forth in the Credit Agreement. Any such loans (to the extent made available) may be borrowed in one or more advances at any time prior to April 3, 2018.

The foregoing description of the Credit Agreement Consent does not purport to be complete and is qualified in its entirety by reference to a copy of the Credit Agreement Consent, which is filed as Exhibit 10.1 to this Current Report on Form 8-K, and is incorporated by reference herein.

Credit Agreement Amendment

On October 3, 2016 the requisite lenders to the Credit Agreement and the Credit Parties also entered into an Amendment to Second Amended and Restated Facility Agreement (the “Credit Agreement Amendment”) which amends certain provisions of the Credit Agreement if the Credit Parties elect to borrow under the credit facility to finance the $175 million payment to be made by Buyer to Seller on the closing date. The Credit Agreement, as would be amended by the Credit Agreement Amendment, contains additional financial performance thresholds, including a minimum adjusted EBITDA threshold and a minimum specified revenue threshold relating to net sales of the Product and the Authorized Generic received by the Company. In the event of the failure to meet both such additional financial performance thresholds, the lenders may elect to have the then outstanding principal balance of certain term loans under the Credit Agreement amortize quarterly through the maturity thereof.

The foregoing description of the Credit Agreement Amendment does not purport to be complete and is qualified in its entirety by reference to a copy of the Credit Agreement Amendment, which is filed as Exhibit 10.2 to this Current Report on Form 8-K, and is incorporated by reference herein.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The disclosure set forth under Item 1.01 of this Current Report on Form 8-K is hereby incorporated by this reference.

Item 9.01.  Financial Statements and Exhibits

(d) List of Exhibits

EXHIBIT NO.	DESCRIPTION

2.1*	Asset Purchase Agreement, dated October 3, 2016, by and between Aralez Pharmaceuticals Inc., Aralez

Pharmaceuticals Trading DAC and AstraZeneca Pharmaceuticals L.P. †

10.1

Limited Consent, dated October 3, 2016, by and among Aralez Pharmaceuticals Inc., POZEN Inc., Tribute Pharmaceuticals Canada Inc., Deerfield Private Design Fund III, L.P., Deerfield International Master Fund, L.P., and Deerfield Partners, L.P.

10.2

Amendment to Second Amended and Restated Facility Agreement, dated October 3, 2016, by and among Aralez Pharmaceuticals Inc., POZEN Inc., Tribute Pharmaceuticals Canada Inc., Deerfield Private Design Fund III, L.P., Deerfield International Master Fund, L.P., and Deerfield Partners, L.P.

† Schedules omitted pursuant to item 601(b)(2) of Regulation S-K. The Company agrees to furnish supplementally a copy of any omitted schedule to the SEC upon its request.

* Certain information in this exhibit has been omitted and filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Request submitted to the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 7, 2016	ARALEZ PHARMACEUTICALS INC.

	By:	/s/ Eric L. Trachtenberg
Eric L. Trachtenberg
General Counsel, Chief Compliance Officer and Corporate Secretary

EXHIBIT INDEX

EXHIBIT NO.	DESCRIPTION

2.1*	Asset Purchase Agreement, dated October 3, 2016, by and between Aralez Pharmaceuticals Inc., Aralez Pharmaceuticals Trading DAC and AstraZeneca Pharmaceuticals L.P. †

10.1

Limited Consent, dated October 3, 2016, by and among Aralez Pharmaceuticals Inc., POZEN Inc., Tribute Pharmaceuticals Canada Inc., Deerfield Private Design Fund III, L.P., Deerfield International Master Fund, L.P., and Deerfield Partners, L.P.

10.2

Amendment to Second Amended and Restated Facility Agreement, dated October 3, 2016, by and among Aralez Pharmaceuticals Inc., POZEN Inc., Tribute Pharmaceuticals Canada Inc., Deerfield Private Design Fund III, L.P., Deerfield International Master Fund, L.P., and Deerfield Partners, L.P.

† Schedules omitted pursuant to item 601(b)(2) of Regulation S-K. The Company agrees to furnish supplementally a copy of any omitted schedule to the SEC upon its request.

* Certain information in this exhibit has been omitted and filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Request submitted to the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.